SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:
            October 2, 1998 Amendment No. 1 to Form 8-K filed September 18, 1998




                                ITEX CORPORATION
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             (Exact name of registrant as specified in its charter)



NEVADA                              0-18275                         93-02292994
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(State or other                  (Commission                   (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)



10300 S.W. Greenburg Road, Portland, Oregon                           97223
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (503) 244-4673
                                                  ------------------------------





(Former name or address, if changed since last report.)



















ITEM 4.  Changes in Registrant's Certifying Accountant


         (a) (1) Andersen Andersen & Strong, L.C., the independent accounting firm previously engaged as the Certifying Accountant to audit the Registrant's financial statements was dismissed effective September 11, 1998.

                  (2) None of the reports of Andersen Andersen & Strong, L.C. for the past two years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (3) The decision to change accountants was recommended by the audit committee of the board of directors and was approved by the board of directors of the Registrant.

                  (4) During the Registrant's two most recent fiscal years and subsequent interim period preceding the cessation of the relationship with Andersen Andersen & Strong, L.C., there were no disagreements between the Registrant and Andersen Andersen & Strong, L.C. on any issue of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C. would have caused Andersen Andersen & Strong, L.C. to make reference to the subject matter of the disagreement or disagreements in its report.


         (b) Effective September 11, 1998, the registrant engaged Ehrhardt Keefe Steiner & Hottman PC as its principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years and subsequent interim periods prior to the engagement of Ehrhardt Keefe Steiner & Hottman PC, the Registrant did not, nor did anyone on the registrant's behalf, consult Ehrhardt Keefe Steiner & Hottman PC regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statments as to which a written report or oral advice was provided to the Registrant that Ehrhardt Keefe Steiner & Hottman PC concluded was an important factor considered by the Registrant in reaching a decision as to such accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Registrant and Andersen Andersen & Strong, L.C. as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v).


         (c) The Registrant has provided Andersen Andersen & Strong, L.C. with a copy of the disclosures it is making in this Form 8-K/A. The Registrant requested that Andersen Andersen & Strong, L.C. furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether
Andersen Andersen & Strong, L.C. agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The letter subsequently furnished by Andersen Andersen & Strong, L.C. is included as Exhibit 16 to this report.

ITEM 7.  Exhibits.
Exhibit 16 Letter of Andersen Andersen & Strong, L.C. regarding change in certifying accountant


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 2nd day of October, 1998.

                                            ITEX Corporation



                                            By:  /s/ Graham H. Norris
                                               ------------------------
                                               Graham H. Norris
                                               Title: President & CEO